CSFG - China Fire & Security Group, Inc.
Press Release Conference Call
March 12, 2008

Robert Yuan; China Fire & Security Group, Inc.; Chief Accounting Officer
Brian Lin; China Fire & Security Group, Inc.; CEO

Presentation

Operator: Good morning, my name is Andrew, and I will be the operator for today's conference call. Welcome to the China Fire conference call. All participants will be in listen-only mode. (OPERATOR INSTRUCTIONS)

I would like to turn the conference over to Robert Yuan, Chief Accounting Officer. Please go ahead.

Robert Yuan: Thank you and welcome everyone to China Fire & Security Group's conference call. On our call today is Mr. Brian Lin, Chief Executive Officer of China Fire & Security Group. There will not be an interactive Q&A today.

Before I will get started I'm going to read a disclaimer about forward-looking statements. This conference call may contain, in addition to historical information, forward-looking statements within the meaning of the Federal Securities Laws regarding China Fire. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events and performance and underlying assumptions and other statements other than statements that are historical in nature.

These forward-looking statements are based on current management's expectations and are subject to risks and uncertainties that may result in expectations not being realized and may cause actual outcomes to differ materially from expectations reflected in these forward-looking statements. Potential risks and uncertainties include product and service demand acceptance, changes in technology or economic conditions, the impact of competition and pricing, the impact of government regulations and other risks contained in the statements filed from time to time with the SEC.

All such forward-looking statements, whether written or oral and whether made by or on behalf of the company, are expressively qualified by the cautionary statements. Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on these statements. Forward-looking statements made during this conference call speak only to the date and all oral and written forward-looking statements and are qualified by these cautionary statements. Except as required by law, we assume no obligation to update or revise any forward-looking statements contained in this statement, whether as a result of new information, future events or otherwise.

And now I will turn the call over to Mr. Brian Lin. Go ahead, Brian, please.

Brian Lin: Thank you Robert. Good morning or good evening, to everyone, and thank you for joining me on such short notice. First of all, I hope that you have had a chance to see the press release announcing our shareholder buyback program that we issued this evening, China time. If not, it is available on our Website at www.ChinaFireSecurity.com.

Attached to the release is a table that aims to clarify some of the misunderstanding that has been circulating regarding our stock initiative and has caused a lot of investors to call us with questions. I want to take this opportunity to discuss this with you in detail.

Before I discuss the chart, I want to talk a little bit about China Fire & Security's business going forward. First of all, as you can see from the press release announcing preliminary guidance for 2008, that was issued on February 15th, we are very optimistic about the prospects for our business this year. Additionally, we have always been strong in our core industries, including iron and steel, power plants and petrochemical plants. And in 2008, we have seen opportunities to expand our business into new [resulting] verticals, into [highway] tunnels, (inaudible) and nuclear power plants.

We also continue to explore opportunities in markets outside China. In fact, we're expecting to sign our first (inaudible) agreement in India for our products, in the next several weeks or so. Beyond organic growth, we are actually looking to strengthen our market share in China through acquiring additional companies that can work across many industry sectors. (Inaudible) particular progress.

We are also looking at acquisitions that will expand our product lines (inaudible) and help increase the gross margin of our (inaudible) project. I look forward to discussing with you more when we announce our Q4 and 2007 year-end results on March 24th, at 8:00 a.m. your Eastern Time. You can find the (inaudible) information in the press release we just issued.

Before I walk you through the specific concerns we have been hearing over the past days, I want to say clearly that China Fire is committed to becoming world-class fire inspection company, which includes not just bringing top-quality products to market and delivering strong financial growth. It also includes a commitment to transparency and deep corporate governance.

In our business, our customers have to have (inaudible) confidence in our integrity and absolute commitment to quality and I feel very strongly that our shareholders should have the same confidence in our corporate governance and the manner in which we run our company.

Now, if you turn to the chart qualifying our share holders as of December 31st, 2006, we (inaudible). As you can see, Li Brothers Holdings is our largest shareholder. Our Chairman, Li Gangjin, is the registered shareholder and as the name suggests, his father Li Weigang, has 50% of economic interest in this with him. Together with Li Gangjin's son, Li Weigang, they own about 58% of the Company.

I directly own about 3% of the company, together with my family members, we own about 10%. And you can see that my sister-in-law, Ms. Huiwen Liu, owns shares of the Company on behalf of Mr. Feng Zengliang, one of our early investors of Sureland--.

Operator: Excuse me, this is the conference operator, sir. Could you move closer to the speakerphone perhaps? Parties are having difficulty hearing you, sir.

Brian Lin: Okay. Is this better now?

Operator: If you could maybe increase the volume a little bit more.

Brian Lin: Okay.

Operator: I think that's much better. Yes, it is.

Brian Lin: Let me just repeat what I stated for the cap table again. As you can see, Li Brother Holdings is our largest shareholder. Our Chairman, Li Gangjin, is the registered shareholder and as the name suggests, his father, Li Weigang, has 50% of the economic interest in this with him. Together with Li Gangjin's son, Li Ang, they jointly own about 58% of the Company.

I, directly own about 3% of the Company and together with my family members, we own about 10%. You can see that my sister-in-law, Huiwen Liu, holds share of the Company on behalf of Mr. Feng Zengliang, one of our early stage investors of Sureland, our China registered entity. Huiwen was given the voting power and right to dispose of his shares, but she does not have economic interest in the shares. Mr. Ying Yueqin holds the shares on behalf of Mr. Zhao Shuangrui in the same manner. This is consistent with the practice of many large PRC shareholders of US listed companies.

When you look at this chart, I want to stress that no officers or directors own any shares of Worldtime, Linkworld, Fustar or China Tide and that no officers or directors have financially benefited from recent 144 sales by the four selling shareholders. Also, no officers or directors have sold any shares under rule 144, nor do they intend to do so in the near future.

On a final note regarding the article about China Fire that was recently published on the Web, I want to bring to your attention the fact that the majority shareholder of the site that published the article, in fact, holds a short position in our stock. I want to clarify the fact about our Chairman of our Audit Committee, Gene Michael Bennett. Mr. Bennett has been on our Board since April 2007 and has been a very strong contributor, having served as the CFO, a consultant in finance and instructor in accounting, Gene is immensely qualified to serve in this role.

Just to be clear, Gene has assured me that he has never claimed that he had a law degree, rather he has taken law classes as part of the education which were misinterpreted as having a law degree in the press release and also on our Website.

Also, I want to be clear that our Advisor on our reverse merger in 2006 with H.C. Wainwright. They negotiate the transaction with Unipro and we have had no prior or post business dealings with anyone involved in Unipro or its affiliates. Our Corporate Counsel performed extensive due diligence on the company and advised us that it was a suitable transaction for us at that point of time.

I hope that this call has helped to clarify some of the issues that have been raised. Again, thank you for your time today and for your support for China Fire, as we continue to work hard to build value for our shareholders. Please be in touch with myself or our IR representatives if you have additional questions. Thank you all. Operator?

Operator: This is the Operator. The conference call has ended.